UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2013

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ECOSPHERE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-25663	20-3502861
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3515 S.E Lionel Terrace, Stuart, FL 34997

(Address of Principal Executive Office) (Zip Code)

(772) 287-4846

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 13, 2013, Ecosphere Technologies, Inc. held its 2013 annual shareholders meeting and the results of each of the proposals are listed below.

Proposal	For	Against	Withheld	Abstain	Broker Non-Vote
(1) To elect the following as directors:
Dennis McGuire	39,668,170		4,231,254		86,520,403
Dean Becker	40,180,665		3,718,759		86,520,403
David Brooks	40,734,844		3,164,580		86,520,403
Michael Donn, Sr.	40,646,854		3,252,570		86,520,403
Jimmac Lofton	40,754,294		3,145,130		86,520,403
Charles Vinick	40,243,632		3,655,792		86,520,403
(2) Ratification of our independent registered public accounting firm for 2013.	122,869,698	5,039,761		2,510,368

At the meeting there were 162,964,027 shares entitled to vote and 130,419,827 shares (80.02%) were represented at the meeting in person or by proxy.  Immediately following the annual meeting, our Board of Directors was comprised of Dennis McGuire, Dean Becker, David Brooks, Michael Donn, Sr., Jimmac Lofton and Charles Vinick.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ECOSPHERE TECHNOLOGIES, INC.

By:	/s/ Dennis McGuire
Dennis McGuire Chief Executive Officer

Date:  December 17, 2013